Exhibit 99.3

KLX Inc.
Unaudited Pro Forma Consolidated Financial Information

On September 14, 2018, KLX Inc. (“KLX”) completed the previously announced distribution of 100% of the outstanding common stock of KLX Energy Services Holdings, Inc. (“KLXE”) to KLX’s shareholders (the “Distribution”).

The following unaudited pro forma consolidated statements of earnings of KLX for the six months ended July 31, 2018 and for each of the years ended January 31, 2018, 2017, and 2016 are presented as if the Distribution had occurred as of February 1, 2016. The following unaudited pro forma consolidated balance sheet of KLX as of July 31, 2018 assumes that the Distribution occurred on July 31, 2018.

The statements which are presented are based on information currently available, and do not purport to represent what KLX’s financial position and results of operations actually would have been had the Distribution occurred on the dates indicated, or to project KLX’s financial performance for any future period.  Beginning in the third quarter of 2018, KLXE’s historical financial results for periods prior to the Distribution will be reflected in KLX’s consolidated financial statements as discontinued operations.

The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with (i) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in KLX’s Form 10-K for the year ended January 31, 2018 and (ii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in KLX’s Form 10-Q for the six months ended July 31, 2018. The results of operations for the six months ended July 31, 2018 include material costs and expenses associated with the proposed merger of KLX with a wholly-owned subsidiary of The Boeing Company and the separation of the KLXE business, and as such, are not consistent with historical operating results.

The Historical column in the Unaudited Pro Forma Consolidated Statements of Earnings and in the Unaudited Pro Forma Consolidated Balance Sheet reflects KLX’s historical financial statements for the periods presented and do not reflect any adjustments related to the Distribution and related events.

The information in the KLXE Separation column in the Unaudited Pro Forma Consolidated Statements of Earnings was derived from the annual and interim combined financial statements included in KLXE’s Form 10.  The information in the KLXE Separation column in the Unaudited Pro Forma Consolidated Balance Sheet was derived from the pro forma condensed combined balance sheet included in KLXE’s Form 10.

The Other column in the Unaudited Pro Forma Consolidated Statements reflects additional pro forma adjustments which are further described in the accompanying notes.

KLX INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS AND COMPREHENSIVE INCOME

SIX MONTHS ENDED JULY 31, 2018

(In Millions, Except Per Share Data)

	Historical	KLXE Separation	Other	Notes	Pro Forma KLX Continuing Operations
Product revenues	$797.4	$—	$—		$797.4
Service revenues	228.9	(228.9)	—		—
Total revenues	1,026.3	(228.9)	—		797.4
Cost of sales - products	569.5	—	—		569.5
Cost of sales - services	167.7	(167.7)	—		—
Total cost of sales	737.2	(167.7)	—		569.5
Selling, general and administrative	163.9	(42.5)	13.4	(a)	134.8
Operating earnings	125.2	(18.7)	(13.4)		93.1
Interest expense	37.8	—	—		37.8
Earnings before income taxes	87.4	(18.7)	(13.4)		55.3
Income tax expense	20.9	(4.7)	(3.2)	(b)	13.0
Net earnings	$66.5	$(14.0)	$(10.2)		$42.3

Other comprehensive income:
Foreign currency translation adjustment	(28.1)	—	—		(28.1)
Comprehensive income	$38.4	$(14.0)	$(10.2)		$14.2
Net earnings per share - basic	$1.33				$0.84
Net earnings per share - diluted	$1.30				$0.83
Weighted average common shares - basic	50.1				50.1
Weighted average common shares - diluted	51.0				51.0

KLX INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS AND COMPREHENSIVE INCOME

YEAR ENDED JANUARY 31, 2018

(In Millions, Except Per Share Data)

	Historical	KLXE Separation	Other	Notes	Pro Forma KLX Continuing Operations
Product revenues	$1,420.2	$—	$—		$1,420.2
Service revenues	320.6	(320.6)	—		—
Total revenues	1,740.8	(320.6)	—		1,420.2
Cost of sales - products	994.7	—	—		994.7
Cost of sales - services	269.1	(269.1)	—		—
Total cost of sales	1,263.8	(269.1)	—		994.7
Selling, general and administrative	260.7	(73.7)	18.7	(a)	205.7
Operating earnings	216.3	22.2	(18.7)		219.8
Interest expense	75.8	—	—		75.8
Earnings before income taxes	140.5	22.2	(18.7)		144.0
Income tax expense	87.1	12.8	(6.8)	(b)	93.1
Net earnings	$53.4	$9.4	$(11.9)		$50.9

Other comprehensive income:
Foreign currency translation adjustment	59.1	—	—		59.1
Comprehensive income	$112.5	$9.4	$(11.9)		$110.0
Net earnings per share - basic	$1.06				$1.01
Net earnings per share - diluted	$1.04				$0.99
Weighted average common shares - basic	50.5				50.5
Weighted average common shares - diluted	51.3				51.3

KLX INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS AND COMPREHENSIVE INCOME

YEAR ENDED JANUARY 31, 2017

(In Millions, Except Per Share Data)

	Historical	KLXE Separation	Other	Notes	Pro Forma KLX Continuing Operations
Product revenues	$1,340.9	$—	$—		$1,340.9
Service revenues	153.2	(153.2)	—		—
Total revenues	1,494.1	(153.2)	—		1,340.9
Cost of sales - products	942.2	—	—		942.2
Cost of sales - services	183.9	(183.9)	—		—
Total cost of sales	1,126.1	(183.9)	—		942.2
Selling, general and administrative	238.6	(60.5)	15.5	(a)	193.6
Operating earnings	129.4	91.2	(15.5)		205.1
Interest expense	75.9	—	—		75.9
Earnings before income taxes	53.5	91.2	(15.5)		129.2
Income tax expense	5.3	32.2	(5.9)	(b)	31.6
Net earnings	$48.2	$59.0	$(9.6)		$97.6

Other comprehensive income:
Foreign currency translation adjustment	(9.3)	—	—		(9.3)
Comprehensive income	$38.9	$59.0	$(9.6)		$88.3
Net earnings per share - basic	$0.93				$1.88
Net earnings per share - diluted	$0.92				$1.87
Weighted average common shares - basic	51.8				51.8
Weighted average common shares - diluted	52.2				52.2

KLX INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS AND COMPREHENSIVE INCOME

YEAR ENDED JANUARY 31, 2016

(In Millions, Except Per Share Data)

	Historical	KLXE Separation	Other	Notes	Pro Forma KLX Continuing Operations
Product revenues	$1,312.5	$—	$—		$1,312.5
Service revenues	254.9	(254.9)	—		—
Total revenues	1,567.4	(254.9)	—		1,312.5
Cost of sales - products	918.1	—	—		918.1
Cost of sales - services	284.3	(284.3)	—		—
Total cost of sales	1,202.4	(284.3)	—		918.1
Selling, general and administrative	261.6	(78.8)	19.6	(a)	202.4
Goodwill impairment charge	310.4	(310.4)	—		—
Long-lived asset impairment charge	329.8	(329.8)	—		—
Operating earnings (loss)	(536.8)	748.4	(19.6)		192.0
Interest expense	77.3	—	—		77.3
Earnings (loss) before income taxes	(614.1)	748.4	(19.6)		114.7
Income tax expense (benefit)	(228.3)	283.0	(7.4)	(b)	47.3
Net earnings (loss)	$(385.8)	$465.4	$(12.2)		$67.4

Other comprehensive income (loss):
Foreign currency translation adjustment	(18.7)	—	—		(18.7)
Comprehensive income (loss)	$(404.5)	$465.4	$(12.2)		$48.7
Net earnings (loss) per share - basic	$(7.39)				$1.29
Net earnings (loss) per share - diluted	$(7.39)				$1.29
Weighted average common shares - basic	52.2				52.2
Weighted average common shares - diluted	52.2				52.2

KLX INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JULY 31, 2018

(In Millions, Except Per Share Data)

	Historical	KLXE Separation	Other	Notes	Pro Forma KLX Continuing Operations
ASSETS

Current assets:
Cash and cash equivalents	$322.7	$—	$(50.0)	(c)	$272.7
Accounts receivable	353.1	(84.7)	—		268.4
Inventories	1,418.0	(11.5)	—		1,406.5
Other current assets	46.9	(3.2)	—		43.7
Total current assets	2,140.7	(99.4)	(50.0)		1,991.3

Property and equipment	310.2	(195.5)	—		114.7
Goodwill	1,038.4	—	—		1,038.4
Identifiable intangible assets	295.8	(2.7)	—		293.1
Deferred income taxes	55.3	—	—		55.3
Other assets	35.7	(7.9)	—		27.8
	$3,876.1	$(305.5)	$(50.0)		$3,520.6

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$217.6	$(34.4)	$—		$183.2
Accrued liabilities	103.4	(14.9)	—		88.5
Total current liabilities	321.0	(49.3)	—		271.7

Long-term debt	1,185.9	—	—		1,185.9
Deferred income taxes	5.5	—	—		5.5
Other non-current liabilities	44.1	(1.1)	—		43.0

Stockholders’ equity:
Preferred stock, $0.01 par value; 1.0 million shares authorized; no shares outstanding	—	—	—		—
Common stock, $0.01 par value; 250.0 million shares authorized; 54.6 million shares issued as of July 31, 2018	0.5	—	—		0.5
Additional paid-in capital	2,768.8	(255.1)	(50.0)	(c)	2,463.7
Treasury stock: 3.8 million shares as of July 31, 2018	(183.0)	—	—		(183.0)
Accumulated deficit	(214.2)	—	—		(214.2)
Accumulated other comprehensive loss	(52.5)	—	—		(52.5)
Total stockholders’ equity	2,319.6	(255.1)	(50.0)		2,014.5
	$3,876.1	$(305.5)	$(50.0)		$3,520.6

(a)       Reflects the addition of corporate overhead costs previously allocated to KLXE in the KLXE financial statements.

(b)       The adjustments in the Other column were tax effected using an incremental tax rate of 23.87% for the six months ended July 31, 2018, 36.23% for the year ended January 31, 2018, and 37.85% for the years ended January 31, 2017 and 2016, based on the blended federal and statutory income tax rates.

(c)        Reflects the $50 million capital contribution by KLX Inc. to KLX Energy Services Holdings, Inc.

Period Ended	Tax Rate Worldwide Adjusted for KLXE Disposition	Blended Federal & Statutory Rate for Corporate Allocation Addback
7/31/2018	23.61%	23.87%
1/31/2018	61.40%	36.23%
1/31/2017	25.95%	37.85%
1/31/2016	40.74%	37.85%